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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 27, 1997


                          Chips and Technologies, Inc.
               (Exact name of registrant as specified in charter)


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            Delaware                      000-15012              77-0047943
(State or other jurisdiction of      (Commission File          (IRS Employer
         incorporation)                    Number)           Identification No.)
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                                2950 Zanker Road
                            San Jose, California 95134
               (Address of principal executive offices) (Zip Code)
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        Registrant's telephone number, including area code (408) 434-0600



          (Former name or former address, if changed since last report)








         This Current Report, including exhibits, contains 57 pages.
                     The Exhibit Index is located on page 4.


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ITEM 5.  OTHER EVENTS.

         On July 27, 1997, Chips and Technologies, Inc. (the "Company"), Intel Corporation ("Intel") and Intel Enterprise Corporation entered into a definitive agreement whereby Intel will acquire the Company through a cash tender offer (the "Agreement").

         The terms of the Agreement provide for Intel to commence a cash tender offer in the near future for all outstanding shares of the Company at a price of $17.50 per share. The Agreement further provides for a merger of the Company with a subsidiary of Intel in which all remaining outstanding shares of the Company will be converted into the right to receive $17.50 per share. Upon the completion of the tender offer and the consummation of the subsequent proposed merger, the Company would become a wholly owned subsidiary of Intel and part of Intel's Graphics Components Division. The transaction is subject to regulatory approval and other conditions.

         A copy of the Agreement and Plan of Merger dated July 27, 1997 by and among the Company, Intel and Intel Enterprise Corporation, and of Intel's press release announcing the Agreement ("Press Release") are attached as Exhibits
99.1 and 2.1 respectively, and are incorporated herein by reference.

ITEM 7.  EXHIBITS.

    EXHIBIT NO.                               DESCRIPTION
    -----------                               ------------
        2.1          Agreement and Plan of Merger dated July 27, 1997 by and among the Company,
                     Intel and Intel Enterprise Corporation.

       99.1          Press Release dated July 27, 1997 announcing the Agreement.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHIPS AND TECHNOLOGIES, INC.




Date:  July 29, 1997                   By:  /s/ James F. Stafford
                                          --------------------------------------
                                            James F. Stafford
                                            President, Chief Executive Officer





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                                  EXHIBIT INDEX


                                                                                           SEQUENTIALLY
    EXHIBIT NO.                                  DESCRIPTION                               NUMBERED PAGE
    -----------                                  -----------                               -------------
        2.1          Agreement and Plan of Merger dated July 27, 1997 by and among               6
                     Chips & Technologies, Inc, Intel Corporation, and Intel
                     Enterprise Corporation.

       99.1          Press Release dated July 27, 1997 announcing the Tender Offer.             54








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